Exhibit 10.24

2005 TERM NOTE

$3,600,000.00	New York, New York
March 31, 2005

FOR VALUE RECEIVED, the undersigned, Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U. K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, Q.E.P. CO. U.K. LIMITED, an entity organized in England and Wales with an office at Everest Road, Lytham St. Annes, Lancashire FY8 3AZ, VITREX LIMITED, an entity organized in England and Wales with an office at Everest Road, Lytham St. Annes, Lancashire FY8 3AZ, ROBERTS

CAPITOL, INC., a Florida corporation with a chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS MEXICANA, S.A. DE C.V., an entity organized in Mexico with its chief executive office and principal place of business at Poniente 152, numero 935, Colonia Industrial Vallejo, C.P. 02300, Mexico, D.F., and P.R.C.I SA, an entity organized in France with its chief executive office and principal place of business at 111 Rue du Masdeporaly, Zone Industrielle 34000, Montpellier, France (all of the foregoing collectively called the “Borrower”) jointly and severally promise to pay to the order of FLEET CAPITAL CORPORATION, (“Lender”), a Rhode Island corporation, at its office located at One Landmark Square, Stamford, Connecticut 06901 or at such other place as Lender may from time to time designate in writing, the principal sum of THREE MILLION SIX HUNDRED THOUSAND DOLLARS ($3,600,000.00) (the “Principal Amount”), pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 between Borrower, Lender, HSBC Bank USA, National Association successor-by-merger to HSBC Bank USA (“HSBC”) and Lender, as agent for itself and HSBC (as amended and in effect from time to time, the “Loan Agreement”), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all fees, premiums and charges which may become due under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement); (iii) any costs and expenses, including reasonable attorneys’ and appraiser’s fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties, other than income taxes, assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

Equal monthly payments of principal in the amount of One Hundred Thousand Dollars ($100,000) shall be due and payable commencing on May 1, 2005 and continuing on the first day of each of the succeeding months thereafter with the last of such payments due on April 1, 2008.

Interest on the Principal Amount shall be computed and shall be payable at the rate and in the manner as provided in the Loan Agreement until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to two percent (2%) of such amount due.

Upon the failure by Borrower to pay principal or interest under this Note when due and payable, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower’s obligations hereunder and

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declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, all principal and accrued but unpaid interest shall bear interest until paid in full, payable on demand at the Default Rate. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Borrower may prepay the 2005 Term Loan only as permitted in the Loan Agreement.

Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT

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OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[signature page to follow]

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This Note is one of the 2002 Term Notes referred to in, entitled to the benefits of and subject to the terms and conditions of the Loan Agreement.

BORROWER:

Q.E.P. CO., INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Chief Financial Officer
Duly Authorized

Q.E.P.-O’TOOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

MARION TOOL CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS JAPAN KK

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLLAND B.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS U.K. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS GERMANY GmbH

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS S.A.R.L.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CHILE LIMITADA

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. HOLDING B.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CO. NEW ZEALAND LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CO, U.K. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

VITREX LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CAPITOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS MEXICANA, S.A. DE C.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

P.R.C.I. SA

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned, this 31st day of March, 2005, personally appeared Marc Applebaum, an authorized signatory of Q.E.P. Co., Inc., Q.E.P.-O’Tool, Inc., Marion Tool Corporation, Roberts Consolidated Industries, Inc., Roberts Holding International, Inc., Roberts Company Canada Limited, Q.E.P. Stone Holdings, Inc., Q.E.P. Zocalis Holding, LLC, BOIARDI Products Corporation, Roberts Japan KK, Roberts Holland B.V., Roberts U.K. Limited, Roberts Germany GmbH, Roberts S.A.R.L., Q.E.P. Aust. Pty. Limited, Q.E.P. Chile Limitada, Q.E.P. Holding B.V., Q.E.P. Co. New Zealand Limited, Q.E.P. Zocalis S.R.L., Q.E.P. Co. U.K. Limited, Vitrex Limited, Roberts Capitol, Inc., Roberts Mexicana, S.A. de C.V., and P.R.C.I. SA and that he as such authorized signatory of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

/s/ Arthur Evan Rosenberg
Notary Public
My Commission Expires: 06/09/2006

2005 TERM NOTE

$2,400,000.00	New York, New York
March 31, 2005

FOR VALUE RECEIVED, the undersigned, Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U. K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, Q.E.P. CO. U.K. LIMITED, an entity organized in England and Wales with an office at Everest Road, Lytham St. Annes, Lancashire FY8 3AZ, VITREX LIMITED, an entity organized in England and Wales with an office at Everest Road, Lytham St. Annes, Lancashire FY8 3AZ, ROBERTS

CAPITOL, INC., a Florida corporation with a chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS MEXICANA, S.A. DE C.V., an entity organized in Mexico with its chief executive office and principal place of business at Poniente 152, numero 935, Colonia Industrial Vallejo, C.P. 02300, Mexico, D.F., and P.R.C.I SA, an entity organized in France with its chief executive office and principal place of business at 111 Rue du Masdeporaly, Zone Industrielle 34000, Montpellier, France (all of the foregoing collectively called the “Borrower”) jointly and severally promise to pay to the order of, HSBC BANK USA, NATIONAL ASSOCIATION successor-by-merger to HSBC BANK USA (“Lender), with an office located at 2 South Biscayne Boulevard, Suite 1920, Miami, Florida 33131 or at such other place as Lender may from time to time designate in writing, the principal sum of TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000.00) (the “Principal Amount”), pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 between Borrower, Lender, Fleet Capital Corporation (“FCC”) and Lender, as agent for itself and FCC (as amended and in effect from time to time, the “Loan Agreement”), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all fees, premiums and charges which may become due under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement); (iii) any costs and expenses, including reasonable attorneys’ and appraiser’s fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties, other than income taxes, assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

Equal monthly payments of principal in the amount of Sixty-Six Thousand Six Hundred Sixty-Six dollars and Sixty-seven cents ($66,666.67) shall be due and payable commencing on May 1, 2005 and continuing on the first day of each of the succeeding months thereafter with the last of such payment in the amount of Sixty-Six Thousand Six Hundred Sixty-Six dollars and Forty-five cents ($66,666.45) due on April 1, 2008.

Interest on the Principal Amount shall be computed and shall be payable at the rate and in the manner as provided in the Loan Agreement until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to two percent (2%) of such amount due.

Upon the failure by Borrower to pay principal or interest under this Note when due and payable, or an Event of Default as defined in the Loan Agreement or in any other Loan

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Documents, Lender may, at its option, accelerate Borrower’s obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, all principal and accrued but unpaid interest shall bear interest until paid in full, payable on demand at the Default Rate. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Borrower may prepay the 2005 Term Loan only as permitted in the Loan Agreement.

Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF

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LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[signature page to follow]

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This Note is one of the 2002 Term Notes referred to in, entitled to the benefits of and subject to the terms and conditions of the Loan Agreement.

BORROWER:

Q.E.P. CO., INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Chief Financial Officer
Duly Authorized

Q.E.P.-O’TOOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

MARION TOOL CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS JAPAN KK

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLLAND B.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS U.K. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS GERMANY GmbH

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS S.A.R.L.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CHILE LIMITADA

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. HOLDING B.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CO. NEW ZEALAND LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. CO, U.K. LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

VITREX LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CAPITOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS MEXICANA, S.A. DE C.V.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

P.R.C.I. SA

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned, this 31st day of March, 2005, personally appeared Marc Applebaum, an authorized signatory of Q.E.P. Co., Inc., Q.E.P.-O’Tool, Inc., Marion Tool Corporation, Roberts Consolidated Industries, Inc., Roberts Holding International, Inc., Roberts Company Canada Limited, Q.E.P. Stone Holdings, Inc., Q.E.P. Zocalis Holding, LLC, BOIARDI Products Corporation, Roberts Japan KK, Roberts Holland B.V., Roberts U.K. Limited, Roberts Germany GmbH, Roberts S.A.R.L., Q.E.P. Aust. Pty. Limited, Q.E.P. Chile Limitada, Q.E.P. Holding B.V., Q.E.P. Co. New Zealand Limited, Q.E.P. Zocalis S.R.L., Q.E.P. Co. U.K. Limited, Vitrex Limited, Roberts Capitol, Inc., Roberts Mexicana, S.A. de C.V., and P.R.C.I. SA and that he as such authorized signatory of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

/s/ Arthur Evan Rosenberg
Notary Public
My Commission Expires:06/09/2006

AMENDED AND RESTATED DOMESTIC ADVANCES NOTE

New York, New York
$11,600,000.00	March 31, 2005

Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING LLC, with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, and ROBERTS CAPITOL, INC., a Florida corporation with its chief executive office and principle place of business at 1081 Holland Drive, Boca Raton, Florida 33487 (all of the foregoing hereinafter collectively called the “Borrower” unless otherwise specifically indicated), for value received, jointly and severally promise to pay to the order of HSBC BANK USA, NATIONAL ASSOCIATION successor-by-merger to HSBC BANK USA, with an office at 2 South Biscayne Boulevard, Suite 1920, Miami, Fl 33131 (hereinafter referred to as the “Lender”), the principal sum of ELEVEN MILLION SIX HUNDRED THOUSAND DOLLARS ($11,600,000.00), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in a certain Second Amended and Restated Loan Agreement between the Borrower, Fleet Capital Corporation (“Fleet”), the Lender and Fleet, as agent for itself and the Lender, dated as of November 14, 2002 (as amended from time to time the “Loan Agreement”) from the date hereof until this Note is fully paid.

All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

All sums due under this Note shall be payable together with all taxes and other charges required under the Loan Agreement.

The happening of any of the following events or conditions shall constitute an “Event of Default” under this Note:

1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

Upon and after the occurrence and during the continuance of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

The Borrower gives the Lender a lien and right of setoff for all of Borrower’s liabilities upon and against the Borrower’s deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower’s liability, though unmatured, without notice and without first resorting to any other collateral.

This Note constitutes the amendment and restatement in its entirety of the Domestic Advances Note of the Borrower to the Lender in the principal amount of $9,200,000 dated November 14, 2002 (the “Original Note”), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty or any lien, mortgage, pledge, or other security interest in favor of the Lender.

This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

2

TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY PREJUDGEMENT REMEDY. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL.

BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

3

This Note is one of the Revolving Promissory Notes referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.

BORROWER:

Q.E.P. CO., INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Chief Financial Officer
Duly Authorized

Q.E.P.-O’TOOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

MARION TOOL CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

5

ROBERTS CAPITOL, INC.

By	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

6

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned, this 31st day of March, 2005, personally appeared Marc Applebaum, an authorized signatory of Q.E.P. Co., Inc., Q.E.P.-O’Tool, Inc., Marion Tool Corporation, Roberts Consolidated Industries, Inc., Roberts Holding International, Inc., Roberts Company Canada Limited, Q.E.P. Stone Holdings, Inc., Q.E.P. Zocalis Holding, LLC, BOIARDI Products Corporation, and Roberts Capitol, Inc. and that he as such authorized signatory of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

/s/ Arthur Evan Rosenberg
Notary Public
My Commission Expires:

7

SECOND AMENDED AND RESTATED DOMESTIC ADVANCES NOTE

New York, New York
$17,400,000.00	March 31, 2005

Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING LLC, with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424 and ROBERTS CAPITOL, INC., a Florida corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, all of the foregoing hereinafter collectively called the “Borrower” unless otherwise specifically indicated), for value received, jointly and severally promise to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the “Lender”), the principal sum of SEVENTEEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($17,400,000.00), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in a certain Second Amended and Restated Loan Agreement between the Borrower, the Lender, HSBC Bank USA, National Association successor-by-merger to HSBC Bank USA (“HSBC”) and the Lender, as agent for itself and HSBC, dated as of November 14, 2002 (as amended from time to time the “Loan Agreement”) from the date hereof until this Note is fully paid.

All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

All sums due under this Note shall be payable together with all taxes and other charges required under the Loan Agreement.

The happening of any of the following events or conditions shall constitute an “Event of Default” under this Note:

1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

Upon and after the occurrence and during the continuance of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

The Borrower gives the Lender a lien and right of setoff for all of Borrower’s liabilities upon and against the Borrower’s deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower’s liability, though unmatured, without notice and without first resorting to any other collateral.

This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

This Note constitutes the amendment and restatement in its entirety of the Amended and Restated Domestic Advances Note of the Borrower to the Lender in the principal amount of $13,800,000 dated November 14, 2002 (the “Original Note”), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty or any lien, mortgage, pledge or other security interest in favor of the Lender.

2

TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY PREJUDGEMENT REMEDY. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL.

BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

This Note is one of the Revolving Promissory Notes referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.

BORROWER:

Q.E.P. CO., INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Chief Financial Officer
Duly Authorized

Q.E.P. - O’TOOL, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

MARION TOOL CORPORATION

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLDING INTERNATIONAL, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS HOLDING LLC

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CAPITOL, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned, this 31st day of March, 2005, personally appeared Marc Applebaum, an authorized signatory of Q.E.P. Co., Inc., Q.E.P.-O’Tool, Inc., Marion Tool Corporation, Roberts Consolidated Industries, Inc., Roberts Holding International, Inc., Roberts Company Canada Limited, Q.E.P. Stone Holdings, Inc., Q.E.P. Zocalis Holding, LLC, BOIARDI Products Corporation, and Roberts Capitol, Inc. and that he as such authorized signatory of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

/s/ Arthur Evan Rosenberg
Notary Public
My Commission Expires: 06/09/2006

Dated                      20     Checker’s Initial

VITREX LIMITED

to

Fleet Capital Corporation,

as Agent

Debenture

Registered at the Companies’ Registry on the

Day of                      2005

This Debenture by way of deed made the 31st day of March 2005

Between (1) Vitrex Limited Company Number 05017563 (the “Company”) and

(2)	Fleet Capital Corporation, as Agent for the ratable benefit of the Lenders party from time to time to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 (as amended and in effect from time to time, the “Loan Agreement”) by and among the Company, certain of its Affiliates and Subsidiaries, Fleet Capital Corporation and HSBC Bank USA (collectively the “Lenders”) and the Agent as Agent for the Lenders (“the Agent”) whose address for service for entry on the register is 200 Glastonbury Boulevard, Glastonbury, Connecticut, USA 06033

WITNESSES as follows

Debenture as security for the Debt

1.	This Debenture shall be security for the payment and discharge of the Debt mentioned in Clause 2 below.

2.	The Debt is all money and liabilities whatever, whenever and however incurred whether now or in the future due, or become due, from the Company to the Agent and/or the Lenders arising under the Loan Documents (as defined in the Loan Agreement) (“the Debt”).

The Agreement to pay the Debt

3.	The Company agrees to pay and discharge the Debt when the same is due to be paid and discharged. It acknowledges that the Debt shall, in the absence of express written agreement to the contrary as provided in the Loan Agreement, be due and payable as and when set forth in the Loan Agreement.

Security given over the Company’s Assets

4.	The Company, with full title guarantee, and as security for the payment and discharge of the Debt, charges (subject only to the existing charges in favor of HSBC Bank plc and HSBC Invoice Finance (UK) Limited):-

(a)	By way of legal mortgage all freehold and leasehold land now vested in the Company together with all buildings, fixtures, fittings and fixed plant and machinery now or at any time afterwards on it. This includes (without limitation) the land described or referred to in Part I of the First Schedule below subject only to the other mortgages or matters (if any) mentioned in Part 2 of the First Schedule below.

(b)	By way of fixed charge the chattels (including all additions and improvements to, and replacements of, them from time to time), securities, intellectual property and/or other property mentioned in the Second Schedule below.

(c)	By way of fixed charge, (except as already charged above):-

(i)	All the present and future right, title and interest of the Company in or to any freehold or leasehold land or other immovable property wherever situated and all fixtures, fittings and fixed plant and machinery now or at any time afterwards on it.

(ii)	All chattels now or at any time afterwards belonging to the Company . This excludes any of them for the time being forming part of the stock in trade or work-in-progress of the Company or which are, for the time being, otherwise effectively charged by way of legal mortgage or fixed charge by this Debenture.

(iii)	The benefit of all rights, licences, guarantees, rent deposits, contracts, deeds, undertakings and warranties relating to any land or other property mentioned above and/or to any trade or business from time to time carried on by the Company.

(iv)	All book debts and other debts and monetary claims and any rents, license fees or other payments due from any lessee, licensee or occupier of any immovable property wherever situated now or at any time afterwards due owing or incurred to the Company. In addition, the full benefit of all guarantees and securities for them and all liens, reservations of title and other rights enabling the Company to enforce any such debts or claims (collectively called the “debts”). This excludes such debts and claims (if any) as the Lenders may from time to time have agreed in writing with the Company in accordance with the Loan Agreement which shall not be subject to this fixed charge and also such debts and claims as charged in accordance with paragraph (v) below.

(v)	Any credit balance on any account of the Company with the Agent or any Lender.

(vi)	Any credit balance on any account of the Company with any bank (other than the Agent or any Lender) or other person.

(vii)	All goodwill and uncalled capital for the time being of the Company.

(viii)	All stocks, shares, debentures, bonds, loan capital and other securities of any description of any other person (including, without limitation, any subsidiary or subsidiary undertaking of the Company). In addition:

(a) all rights to subscribe to or convert such other securities into or otherwise acquire any such securities now or at any time afterwards belonging to the Company,

(b) all dividends, interest and other income and all other rights of whatsoever kind deriving from or incidental to, any of these (together with any securities mentioned in the Second Schedule below, collectively called, the “securities”).

(ix)	All letters patent, trademarks, service marks, designs, utility models, copyrights, design rights, applications for registration of any of them and the right to apply for them in any part of the world. In addition, moral rights, inventions, confidential information, know-how and rights of a similar nature arising or subsisting anywhere in the world in relation to all or any of the above (whether registered or unregistered) now or at any time afterwards belonging to the Company (together with any of the same mentioned in the Second Schedule below, collectively called the “intellectual property).

(x)	All policies of life insurance or assurance and all rights and claims to which the Company is now, or may at any time afterwards, become entitled in relation to the proceeds of them or of any other policies of insurance of any description (including, without limitation, the insurances mentioned to in Clause 8(a) below).

(xi)	All rights and other property to which the Company is now, or may at any time afterwards, become entitled as a result of, or in connection with, any proceedings threatened or commenced under the Insolvency Act 1986 or any similar legislation in any jurisdiction.

(xii)	The benefit of all agreements for the provision by the Company to any person of any loan or credit or other financial accommodation of any description (including, without limitation, any finance leases and hire or hire-purchase agreements) now, or at any time afterwards, entered into by the Company.

(xiii)	The proceeds of sale of any property mentioned above.

(d)	By way of floating charge, all the undertaking of the Company and all its property whatsoever and wheresoever both present and future. This will not include any part of the same which is, for the time being, effectively charged by way of legal mortgage or fixed charge by this Debenture and recognised as effectively so charged under the laws of the jurisdiction in which the same is situated.

The property referred to in paragraphs (a) (b) (c) and (d) above is collectively called the “charged property”. The property referred to in paragraphs (a) (b) and (c) (together with any property for the time being effectively charged by way of fixed charge by the application of Clause 5 below) is collectively called the “fixed charged property”.

Agent’s ability to convert Floating Charge

5.	The Agent may, by notice in writing to the Company, convert the floating charge created by Clause 4(d) above into a fixed charge in respect of such of the property of the Company as may be specified in such notice. It may do so:

(i) on the happening of any of the events mentioned in Clause 11 below; or

(ii) it appears to the Agent that such property is in danger of seizure, distress, diligence or any other form of legal process or that the same, and/or the security now created in respect of it, is otherwise in jeopardy.

In either event, the ability of the Company to deal in any way with such property shall cease except to the extent that the Agent may otherwise agree in writing.

Restrictions on Company

6.	The Company shall not, except with the prior written consent of the Agent and/or the Lenders, or as provided in the Loan Agreement:

(a)	create, or attempt to create, or allow to subsist over all or any of the charged property, any mortgage, charge, lien, pledge or other security other than the existing charges in favor of HSBC Bank plc and HSBC Invoice Finance (UK) Limited, this Debenture and the mortgages or matters (if any) mentioned in Part 2 of the First Schedule below; or

(b)	allow any tangible property, forming part of the fixed charged property, to leave the possession of the Company (except as permitted under paragraph (d) below and for the purpose of necessary repair or maintenance) or to be used by any person other than the Company or for any purpose other than in connection with the business of the Company; or

(c)	release, exchange, compound, set off, grant time or agree to any other arrangement in respect of, or in any other way deal with, all or any of the debts except in accordance with the arrangements with HSBC Bank plc and HSBC Invoice Finance (UK) Limited (until their termination) and as expressly allowed by this Debenture; or

(d)	part with, hire, lend, sell, assign or dispose of all, or any part of (or any right, title or interest in), the fixed charged property or all, or (except by a sale or disposal in the ordinary course of the Company’s business and for the purpose of carrying on the same) any part of the remainder of the charged property.

Land Registry Restriction

7.	In respect of any part of, or interest in, the fixed charged property title which is or becomes registered at HM Land Registry, the Company applies to HM Chief Land Registrar to enter the following restriction on the Proprietorship Register of the title of all such property:-

“Except under an Order of the Registrar no disposition or dealing by the proprietor of the land is to be registered or noted without the consent of the proprietor of the Debenture dated in favour of Fleet Capital Corporation, as Agent referred to in the Charges Register”.

Company’s Obligations to the Agent and the Lenders

8.	Until this Debenture is discharged the Company will:-

(a)	(i)	Insure, and keep insured, the charged property with such insurer and against such risks and in such amounts and otherwise upon such terms as the Agent may reasonably require. If the Agent makes no requirement, then in accordance with accepted prudent business practice from time to time in respect of property of the same type.

	(ii)	Punctually pay all premiums and other monies necessary for keeping up such insurances or any other insurance referred to in Clause 4(c)(x).

	(iii)	See that the interest of the Agent, for the ratable benefit of the Lenders is noted upon all policies of such insurance or (if the Agent reasonably so requires) that the policy is held in the joint names of the Company and the Agent for the ratable benefit of the Lenders.

	(iv)	If the Agent reasonably requires, produce to, or deposit with, the Agent all such policies and the receipts for all premium and other payments necessary for effecting and keeping up such policies.

	(v)	Promptly notify the Agent of anything which may give rise to a claim under such policy(ies) and ensure that nothing is done or not done as a consequence of which any such policy might be adversely affected or which may increase the premium payable.

	(vi)	Notify the Agent prior to taking any steps to open an account with any bank (other than the Agent or any Lender) or other person.

It is agreed (whether or not this Debenture shall have become enforceable) that:-

	(i)	The Agent may (but without being under any duty to do so and if it reasonably considers it necessary to do so) itself effect such insurances. If it does so, the Company shall be liable to the Agent for the expenses incurred by the Agent in doing so.

	(ii)	All sums at any time payable under any such policies of insurance shall (subject to any prior rights and claims of any third party) be paid to the Agent for the ratable benefit of the Lenders. If the same are not paid directly to the Agent by the insurers then the Company shall be trustee of them for the benefit of the Agent and shall account to the Agent accordingly. The insurance monies shall at the option of the Agent be applied (subject to Clause 28 below) in or towards the payment or discharge of the Debt or in making good or recouping expenditure in respect of the loss or damage for which such monies are received.

(b)	(i)	Keep all buildings on any land charged by this Debenture and all fixtures and plant and machinery on and in them (and all other tangible property comprised in the charged property) in good and substantial repair and condition.

	(ii)	Whenever any of the said buildings, fixtures, fittings or plant and machinery are destroyed, damaged or deteriorates, immediately repair, replace and make good the same. If the Company shall fail to do so, then the Agent shall be entitled (but not bound) to do so instead.

(c)	Not, without the prior written consent of the Agent and/or the Lenders or as provided in the Loan Agreement:-

	(i)	pull down or remove the whole or any part of any buildings forming part of the land charged by this Debenture;

	(ii)	sever or unfix or remove any of the fixtures or fittings; or

	(iii)	except for the purpose of effecting necessary repairs to them or of replacing the same with new or improved models or substitutes, remove any of the plant and machinery belonging to, or in use by, the Company.

(d)	(i)	Carry on any trade, business or agricultural use on any land now or afterwards used by the Company for the purposes of trade, business or agriculture. It shall do so in accordance with the standards of good management from time to time current in the trade or business or (in the case of agricultural use) with the standards of good husbandry, from time to time. It shall also do so in accordance with the authorized planning use of such land.

	(ii)	Obtain, maintain and comply with all licenses, consents and other authorizations (including, without limitation, environmental permits) and effect all registrations which may be necessary or desirable in relation to all or any part of the charged property or any business or other activity from time to time carried on by the Company.

(e)	Not, without the prior written consent of the Agent and/or the Lenders or as provided in the Loan Agreement:-

	(i)	carry out, or allow to be carried out, on any land charged by this Debenture, any development as defined in the Town and Country Planning Act 1990;

	(ii)	enter into any agreement under Section 106 of the said Act; or

	(iii)	change, or allow to be changed, the use of any such land.

(f)	(i)	Observe and perform all covenants, stipulations and conditions which from time to time affect the use or possession of the charged property whether arising under any lease or other agreement under which the charged property is held.

	(ii)	Punctually pay all rents and other payments becoming due, or to become due, under any lease or other agreement mentioned above.

	(iii)	If the Agent so requires, produce to the Agent evidence sufficient to reasonably satisfy it that the requirements mentioned above have been complied with.

(g)	(i)	Comply with all statutory and other regulations affecting the charged property. This will include all environmental laws and environmental permits applicable from time to time to all or any part of the charged property or any business or other activity from time to time carried on by the Company.

	(ii)	Not allow any circumstances to arise which could lead:-

(a) to any competent authority or other person taking action, or making a claim under any environmental laws (including the requirement to clean up any contaminated land or the revocation, suspension, variation or non-renewal of any environmental permit); or

(b) to the Company having to take action to prevent the possibility of any such action or claim.

(iii)	Indemnify each of the Agent, the Lenders, the Administrator or Receiver (and their respective officers, agents and delegates) against all costs expenses and liabilities properly incurred (directly or indirectly) as a result of any non-
compliance or alleged non-compliance with any environmental laws in relation to all or any part of the charged property or anything done or not done on it.

(h)	(i)	Within 7 days after becoming aware of the same, give full particulars to the Agent of any notice, order, direction, designation, resolution or proposal affecting all or any part of the charged property or (in the case of any land) the locality in which it is situated, given or made by any planning authority or other public body or authority whatsoever
(including, without limitation, any licensing authority).

(ii)	If the Agent reasonably requires, immediately, and at the cost of the Company, take all reasonable and necessary steps to comply with any of the matters mentioned in (h)(i) above and make (or join with the Bank in making) such objections or representations in respect of them. (i) Permit the Agent, the Lenders, their respective agents and any person authorized by any of them, to enter any land charged by this Debenture or on which any other part of the fixed charged property is situated, at all reasonable times and on reasonable notice (except in case of emergency) for the purpose of inspecting or valuing any of the fixed charged property and if the Agent or any Lender calls for such a valuation (which it is entitled to do) that shall be at the expense of the Company.

(j)	Not without the prior written consent of the Agent and/or the Lenders or as provided in the Loan Agreement:-

	(i)	grant or vary, or agree to grant or vary, any license or tenancy affecting any land charged by this Debenture;

	(ii)	exercise the powers of leasing, or agreeing to lease, or of accepting or agreeing to accept surrenders of leases, conferred by Sections 99 or 100 of the Law of Property Act 1925.

	(iii)	in any other way, dispose, or agree to dispose of, or create, any legal or equitable estate or interest in any land charged by this Debenture;

	(iv)	negotiate, settle or waive any claim for loss, damage or other compensation (including without limitation compulsory purchase compensation) affecting any land charged by this Debenture; or

	(v)	apply for an improvement or other grant or do anything which might result in any land charged by this Debenture being subject to any statutory charge.

(k)	Ensure that, except with the written consent of the Agent and/or the Lenders or as provided in the Loan Agreement:-

	(i)	no person other than the Company shall be registered under the Land Registration legislation in force from time to time as proprietor of any interest in land charged by this Debenture;

(ii)	no person shall become entitled to any proprietary right or interest which may adversely affect the value of such interests in land (unless such entitlement exists at the date of this Debenture or at the time of the acquisition of such land by the Company) and the Company shall indemnify the Agent and the Lenders for all expenses reasonably incurred by the Bank in lodging from time to time cautions or notices against the registration of title to any such land.

(l)	(i)	Permanently keep all tangible moveable property forming part of the fixed charged property at the premises (if any)
specified in the Second Schedule below or at such other premises as the Agent may from time to time reasonably approve in writing.

	(ii)	Keep such fixed charged property within England and Wales and notify the Agent upon request of the location of such fixed charged property from time to time.

	(iii)	Upon written notice from the Agent, keep such fixed charged property at the premises so notified or at such other premises as may be reasonably authorized in writing by the Agent.

	(iv)	Pay all costs for the relocation of any of the fixed charged property.

(m)	See that there is fixed to all tangible moveable property forming part of the fixed charged property in a prominent position a plaque containing the following words:-

“NOTICE OF CHARGE

This property and accessories are subject to a second fixed charge in favour of Fleet Capital Corporation, as Agent, subject only to a first fixed charge in favour of HSBC Bank plc.”

or in such other form as the Agent may require.

(n)	(i)	Get in and realize the debts in the ordinary course of its business (which shall not extend to selling or assigning or in any other way factoring or discounting them).

	(ii)	Pay the proceeds of such getting in and realization, and all other monies received in respect of the fixed charged property, into such separate and denominated accounts as the Agent shall from time to time nominate in writing for such purpose or as the Agent may otherwise from time to time require. If the Agent shall not nominate any such account, the Company’s current account with the Agent shall be the nominated account for the purpose of this Clause 8(n).

	(iii)	Pending such payment, hold such proceeds and other monies upon trust for the Agent, for the ratable benefit of the Lenders.

	(iv)	Except with the prior written consent of the Agent and/or the Lenders or as provided in the Loan Agreement, not be entitled to withdraw or transfer from any such account any monies standing to the credit of such account.

(o)	Punctually pay all calls, installments and other monies that may become due in respect of the securities.

(p)	(i)	Not exercise any of the rights and powers attaching to any of the securities in a manner which, in the reasonable opinion of the Agent, may adversely affect the value of the security created by this Debenture; and

	(ii)	prior to this Debenture becoming enforceable, and subject to (p)(i) above, all rights and powers attaching to the securities shall be exercisable by the Company or as it may direct.

(q)	(i)	Take all such necessary steps, and do all such acts (including the prompt payment of any appropriate fees and policing against any infringement of, or challenge to, the intellectual property) to maintain the value, subsistence and validity of the intellectual property.

	(ii)	Where appropriate, use its best endeavours to protect and safeguard the intellectual property from and against theft, loss, destruction, unauthorised access, copying or use by third parties.

	(iii)	Not use, or allow to be used, or take any step in respect of any of the intellectual property in any way which, in the reasonable opinion of the Agent, may adversely affect the value of it.

(r)	(i)	Deposit with the Agent (and the Agent shall be entitled to retain) all deeds, certificates and other documents constituting or evidencing title to the fixed charged property (except insofar as the same are held, or required to be held by any third party in accordance with any obligation ranking in priority to the security created by this Debenture).

	(ii)	On being reasonably required to do so by the Agent, and at the cost and expense of the Company:-

(a) To the extent required to comply with the Loan Agreement, execute, sign, deliver and do all things necessary (including, without limitation, the assignment of all or any of the debts and the transfer of all or any of the securities, to the Agent or its nominee and the giving of any notices and effecting of any registrations) as (and in such form as) the Agent may reasonably require to perfect or protect the security intended to be created by this Debenture or to facilitate the exercise of any powers, authorities and discretions conferred under or in accordance with this Debenture.

(b) Endorse, or cause to be endorsed, on any documents constituting or evidencing title to the fixed charge property and give to third parties such notices of the security created by this Debenture as the Agent may reasonably require.

Agent’s Powers

9.	(a)	Without affecting in any way the Company’s obligation under Clause 8(m) above, the Agent shall have the right at any time to fix plaques or other markings to all tangible moveable property comprised in the fixed charged property or the premises in or on which such property is situated.

	(b)	The plaques or other markings shall be in such form and with such wording as the Agent may reasonably require indicating the Agent’s interest in such fixed charged property.

	(c)	The Company shall not allow any such plaques or markings to be concealed, altered or removed.

10.	(a)	At any time before this Debenture is discharged (and whether or not the same shall have become enforceable), the Bank may, if and whenever, and so often as it shall reasonably think fit, apply the whole or any part of the monies from time to time standing to the credit of any account as referred to in Clause 8(n) in or towards the discharge of the Debt.

	(b)	It may pay the monies mentioned in (a) above to the credit of any other account nominated by it (including an account opened by it for the purpose) as security for any contingent or future liability of the Company to the Agent.

When the Debenture becomes enforceable

11.	This Debenture shall become enforceable upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement) under the Loan Documents.

If any of the above should occur:-

	(i)	the powers of sale and of appointing a receiver conferred by Section 101 of the Law of Property Act 1925 shall immediately arise and become exercisable by the Bank free from the restrictions contained in Sections 103 and 109 of that Act; and

	(ii)	the powers of leasing, or agreeing to lease, or of accepting or agreeing to accept surrenders of leases (conferred by Sections 99 and 100 of the Law of Property Act 1925) shall immediately become exercisable.

These powers are available to the Agent, for the ratable benefit of the Lenders whether or not the Agent shall then be in possession of all or any part of the charged property. The Agent may grant a lease at a premium and for any length of term and, generally, without the necessity for the Bank to comply with any restrictions imposed by, or other provisions of, the Sections and legislation mentioned above (and so that for the purposes of Sections 99 and 100 of the Law of Property Act 1925, the expression “mortgagor” shall include any person deriving title under the Company and Sub-Sections 99 (18) and 100 (12) shall not apply).

Appointment of Administrator or Receiver

12.	(a)	The floating charge created by this Debenture is intended to be a qualifying floating charge as defined by paragraph 14 of schedule B1 to the Insolvency Act 1986 (inserted by section 248 of and schedule 16 to the Enterprise Act 2002).

	(b)	At any time after having been requested to do so by the Company, or after this Debenture has become enforceable (and whether or not any of the events mentioned in Clause 11 are continuing), the Agent may appoint by deed or by writing under the hand of a duly authorized officer of the Agent, or otherwise, any one or more persons to be Administrator (“Administrator”) or Receiver (“Receiver”). These expressions shall, where necessary, include any person substituted as Administrator or Receiver of all or any part of the charged property. The Agent may similarly appoint a Receiver at any time after having being requested to do so by the Company.

	(c)	The Agent may (so far as it is lawfully able to do so) from time to time by deed or by writing under the hand of a duly authorized officer of the Agent, or otherwise, remove any person appointed to be Administrator or Receiver and may in a similar way appoint another in his place.

	(d)	If at any time two or more persons shall hold office as Administrator or Receiver of the same property, each one of them shall be seperately entitled (subject to any contrary direction in the appointment) to exercise all the powers, authorities and discretions conferred on them.

	(e)	The power to appoint a Receiver shall be in addition to all statutory and other powers of the Agent under the Insolvency Act 1986 and the Law of Property Act 1925.

	(f)	The power to appoint an Administrator or Receiver shall be and remain exercisable by the Agent even though there may be a prior appointment in respect of all or any part of the charged property.

13.	(a)	The Agent and each Lender shall not, nor shall the Administrator or Receiver, be liable to account as mortgagee in possession in respect of all or any of the charged property nor be liable for any loss upon realisation or for any neglect or default (unless wilful) of any nature whatsoever in connection with all or any of the charged property for which a mortgagee in possession might as such be liable.

	(b)	All reasonable costs, charges and expenses incurred by the Agent, any Lender, or the Administrator or Receiver (including its internal management and administration costs and the cost of any proceedings in relation to this Debenture or the Debt) shall be paid by the Company.

14.	The Administrator or Receiver shall be the agent of the Company and the Company shall be responsible for his acts and remuneration as well as for any defaults committed by him.

Powers of Administrator or Receiver

15.	The Administrator shall have the statutory powers in schedule 1 of the Insolvency Act 1986. The Receiver shall (subject to any limitations or restrictions expressed in the document appointing him but notwithstanding any restriction or limitation binding on the Company under this Debenture or any winding-up or dissolution of the Company or any analogous proceedings in any jurisdiction) have all the powers (as varied and extended by this Debenture) conferred on receivers by the Insolvency Act 1986 and the Law or Property Act 1925 and (without affecting the above in any way) the following powers:-

(a)	(i) To sell, transfer, assign, convey or grant, accept surrender or vary, terminate or surrender leases of or in exchange and enter into or terminate leases of any of the charged property; and

(ii)	in any other way to dispose of, or deal with, all or any of the charged property in respect of which the Receiver is appointed (or agree in any of the same) in either case in such a way and generally on such terms and conditions as he reasonably thinks fit.

Any transaction mentioned above may be for such payment or other consideration as the Administrator or Receiver shall think fit. This is so whether for a lump sum or a consideration payable in instalments and whether for cash or otherwise. In the case of the latter, it shall form part of the charged property and be charged with the payment and discharge of the Debt.

Fixtures and plant and machinery may be taken and sold separately from the premises to which they are fixed (or in which they are contained) without the consent of the Company being obtained or necessary.

(b)	To take possession of, collect and get in, all or any of the charged property in respect of which the Receiver is appointed and for that purpose to make such demands and take any proceedings as the Receiver shall reasonably think fit.

(c)	To carry on, manage, develop, reconstruct, amalgamate or diversify (or agree the same) any trade or business (including farming) as has from time to time been carried on the whole or any part of the fixed charged property.

(d)	(i) To make any arrangement or compromise between the Company and any other person which the Receiver may reasonably think expedient.

(ii) To take, defend or participate in any proceedings (including, without limitation, arbitration proceedings) as the Receiver may reasonably think expedient;

(e)	To make, effect and complete such improvements, development and repairs to any of the charged property as the Receiver may reasonably think expedient.

(f)	To make calls (and to enforce payment of them) conditionally, or unconditionally, on the members of the Company in respect of any uncalled capital with the benefit of all the powers in the Articles of Association of the Company conferred on the Directors.

(g)	To appoint managers, officers, servants, workmen, nominees and agents for any of the purposes mentioned in this Clause
15 at such remuneration and for such periods and on such terms as the Receiver may reasonably determine.

(h)	If the Receiver thinks fit, but without affecting the indemnity contained in Clause 23 below, to effect with any insurer any policy or policies of insurance either in lieu, or satisfaction of, or in addition to, such indemnity.

(i)	To delegate by power of attorney, or in any other way, to any person or persons approved in writing by the Bank, all or any of the powers, authorities and discretions which are for the time being exercisable by the Receiver under this Debenture.

(j)	(i) to promote the formation, or otherwise acquire the share capital of, any body corporate with a view to such body corporate becoming a subsidiary of the Company or otherwise;

(ii) to purchase, lease, or otherwise acquire any interest in all or any of the Company’s undertaking and property;

(iii) to carry on any business in succession to the Company or any subsidiary of the Company;

and in each case, as the Receiver may otherwise reasonably think fit.

(k)	To apply for, and otherwise take such steps as the Receiver may consider reasonably necessary or desirable to obtain (in the name of a nominee or otherwise) such licences, consents, permits and approvals as the Receiver may reasonably think expedient.

(l)	To make elections for value added tax purposes as the Receiver may reasonably think fit.

(m)	For any of the purposes authorised by this Clause, to raise money by borrowing from the Bank or from any other person on the security of all or any of the charged property in respect of which the Receiver is appointed.

(i) The Receiver may raise money as mentioned above on such terms (including, if the Bank shall consent, terms under which such security ranks in priority to all or any of the security created by this Debenture) as the Receiver may reasonably think fit; and

(ii) the repayment of all such monies and the payment of interest on them and related costs charges and expenses, shall be treated for all purposes as expenses properly payable by the Receiver.

	(n)	To exercise any of the powers which the Agent or any Lender would be entitled to exercise under this Debenture.

(o)	To do all such other acts and things as the Receiver may reasonably consider to be incidental or necessary to any of the matters or powers mentioned above or which the Receiver lawfully may or can do as agent for the Company.

	(p)	To exercise any of the above powers on behalf of the Company or on the Receiver’s own behalf or, in the case of the powers contained in paragraph (f) above, on behalf of the Directors of the Company.

16.	Subject to claims having priority to the security created by this Debenture, all monies received by the Receiver or (on any exercise by the Agent of its enforcement powers under this Debenture) the Agent, for the ratable benefit of the Lenders, shall be applied in the following order:-

(a)	In payment of all reasonable costs, charges and expenses of, and incidental to, the appointment of the Receiver and to the exercise of all or any of the powers of the Receiver or the Agent and of any other outgoings properly payable by them. This includes, without limitation, the repayment of monies borrowed as referred to in Clause 15(m) above and the payment of interest and related costs, charges, and expenses (to the extent that the Agent and/or the Lenders, as provided in the Loan
Agreement has consented to the same being secured in priority to the security created by this Debenture) and all amounts payable by the Agent or any Lender to the Receiver under any order of any court or otherwise.

	(b)	In payment of remuneration to the Receiver at such rate as may from time to time be agreed between the Receiver and the Bank.

	(c)	In payment to the Agent for the ratable benefit of the Lenders.

Power of Attorney

17.	(a)	The Company irrevocably, and by way of security, appoints the Agent, any Receiver, and any Administrator appointed by the Agent and each of their respective delegates, jointly and also individually to be the attorney and attorneys of the
Company. Any attorney is authorised by the Company to do all things which the Company may be required to do under this
Debenture. This includes (without limitation) that which the Agent, the Receiver or the Administrator (or any such delegate) may

(i) consider necessary or appropriate for, or in connection with, the improvement, perfection or protection of the security intended to be created by this Debenture; or

(ii) the exercise of any of the powers authorities and discretions conferred under it.

(b)	The Company ratifies and confirms (and agrees to do so) whatever any such attorney shall do, or attempt to do, in the exercise of all or any of the powers, authorities and discretions mentioned above or under this power of attorney. The power of attorney is to secure the performance of obligations owed to the donees within the meaning of the Powers of Attorney
Act 1971.

Agent has Powers of Administrator or Receiver and other powers

18.	(i)	Without affecting any other powers, authorities and discretions of the Agent, all or any of the powers, authorities and discretions conferred upon the Administrator or Receiver (whether arising under this Debenture or otherwise) may also be exercised by the Agent for the ratable benefit of the Lenders at any time after this Debenture has become enforceable. This is so whether or not an Administrator or Receiver has been appointed.

	(ii)	The Agent shall also be entitled to delegate by power of attorney, or in any other manner, to any person or persons all or any of its powers authorities and discretions.

	(iii)	No such delegation mentioned above shall prevent the subsequent exercise of the powers, authorities and discretions by the Agent itself or prevent the Agent from making any subsequent delegation of them to some other person.

	(iv)	The Agent may revoke any such delegation at any time.

19.	At any time after this Debenture shall have become enforceable and after any powers conferred by any interest having priority to the security created by this Debenture shall have become exercisable, the Agent for the ratable benefit of the Lenders, may redeem such or any other prior interest or arrange the transfer of it to itself. It may settle and pass the accounts of any third party concerned and any account so settled and passed shall be conclusive and binding on the Company. All monies paid by the Agent to the third party in accordance with such accounts shall as from such payment be due from the Company to the Agent for the ratable benefit of the Lenders, on current account and shall bear interest and be secured as part of the Debt.

20.	The rights and remedies of the Agent under this Debenture are in addition to, and not in substitution for, any rights or remedies provided by law.

21.	The restriction on the right of consolidating mortgages contained in Section 93 of the Law of Property Act 1925 shall not apply to this Debenture.

22.	(i)	If the Company at any time fails to perform and observe the terms, and obligations contained in this Debenture, the Agent may (but without being under any duty to do so) take such steps as in its reasonable opinion may be required to remedy such failure; and

	(ii)	This includes, without limitation, making any payment, and for the purpose mentioned in

(i) above, the Agent or any Lender and their respective agents may enter upon any land of the Company without being regarded as having entered into possession of it.

Indemnity

23.	The Company agrees to fully indemnify each of the Agent, and Lender, the Administrator and the Receiver from and against all and any liability they might incur in the exercise (or apparent exercise) of any powers, authorities and discretions under or in connection with this Debenture (with the exception of fraud or wilful default on the part of the Agent, such Lender, the
Administrator or the Receiver, but only to the extent committed by any of them) or any failure by the Company to comply with any of its obligations under this Debenture.

Protection of Purchasers

24.	No purchaser or other person dealing with the Agent, any Lender, the Administrator or the Receiver (or any of their respective delegates)

	(i)	shall be bound or entitled to see or enquire whether any power, authority or discretion under this Debenture has arisen or become exercisable;

	(ii)	be concerned with any notice to the contrary or to see whether any delegation shall have lapsed for any reason or been revoked; or

	(iii)	be bound or entitled to concern himself with the proceeds of any sale or other dealing or be answerable in any circumstances for the application of the said proceeds.

Payment of costs, charges and expenses

25.	The Company shall reimburse to the Agent and each Lender on demand on a full indemnity basis, all costs, charges and expenses (including, without limitation, all amounts reasonably determined by the Agent or such Lender to be necessary to compensate it for internal management or administration costs, charges and expenses) properly incurred by the Agent or such Lender:-

	(i)	in ensuring this Debenture is effective;

	(ii)	in connection with the improvement, perfection or protection of the security by this Debenture;

	(iii)	in the exercise of any rights, remedies, powers, authorities and discretions conferred under, or in connection with, this Debenture (together with any value added tax or similar tax charged or chargeable in respect of it).

All such amounts shall be debited to an account in the name of the Company. Until they are reimbursed they shall bear interest at the Default Rate (as defined in the Loan Agreement) and shall be payable on demand. They will be secured as part of the Debt by this Debenture.

Independence of Security

26.	(a)	This Debenture shall be in addition to, and independent of, every other security which the Agent or any Lender may at any time hold for any of Debt.

	(b)	No prior security held by the Agent or any Lender over all or any of the charged property shall merge in the security created by this Debenture. and

	(c)	This Debenture shall remain in full force and effect as a continuing security unless and until the Agent and the Lenders, as provided in the Loan Agreement, discharge it.

Agent’s powers to deal with Accounts and Money Received

27.	(a)	If the Agent receives notice of any subsequent charge or other interest affecting all or any of the charged property, the Agent may open a new account or accounts for the Company in its books.

	(b)	If the Agent does not do so, it shall be regarded as having done so unless the Agent gives express written notice to the contrary to the Company. Notwithstanding any appropriation by the Company to the contrary, as from the time of receipt of such notice, all payments made by the Company to the Agent (other than those dealt with under Clause 8(n)) shall be treated as having been credited to a new account of the Company. Such payments will not be applied in reduction of the amount due, owing or incurred from the Company to the Agent at the time when it received the notice.

28.	(a)	All monies received, recovered or realized by the Agent for the ratable benefit of the Lenders under this Debenture (including the proceeds of any conversion under Clause 30 below) may, in the reasonable discretion of the Agent, be credited to any suspense or impersonal account.

	(b)	They may be held in such account for so long as the Agent may think fit pending the application from time to time of such monies and accrued interest (at the rate, if any, agreed in writing between the Company and the Bank from time to time) in or towards the discharge of the Debt.

29.	The Company waives any right of set-off it may have now, or at any time in the future, in respect of the Debt (including sums payable by the Company under this Debenture).

Currency Conversion

30.	(a)	For the purpose or pending the discharge of the Debt, the Agent may convert any monies received, recovered or realized by the Agent or any Lender under this Debenture (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into such other currency of denomination as the Agent may reasonably think fit.

	(b)	Any conversion shall be made at the Agent’s then prevailing spot selling rate of exchange for such other currency against the existing currency.

	(c)	Each previous reference in this Clause to a currency extends to funds of that currency and, for the avoidance of doubt, funds of one currency may be converted into different funds of the same currency.

Dealings with you and others

31.	The Agent, to the extent permitted under the Loan Agreement, may, in its discretion, grant time, or make any other arrangement, variation or release with any person or persons not party to this Debenture (whether or not such person or persons are jointly liable with the Company) in respect of any of the Debt or of any other security for it. If it does, it will not in any way affect either this Debenture or the liability of the Company for the Debt.

Right of Set Off

32.	In addition to all rights of set-off conferred by law, the Agent or any Lender may, subject to the provisions of the Loan Agreement (including without limitation those provisions relating to sharing of excess payments), set-off any money standing from time to time to the credit of any account the Company has with the Agent or such Lender against the Debt.

Preservation and Retention of Security

33.	(a)	Any settlement, discharge or release between (i) the Company and (ii) the Agent, any Lender, the Administrator or the Receiver (the “Relevant Person(s)”) shall be conditional upon no security given, or payment made, to the Relevant Person(s) by the Company (or any other person) being avoided or reduced as a result of any provisions or enactments relating to insolvency for the time being in force in any jurisdiction.

	(b)	In the event of such security or payment being avoided or reduced, the Relevant Person(s) shall be entitled to recover the value or amount of such security or payment from the Company subsequently as if such settlement, discharge or release had not occurred.

34.	(a)	Notwithstanding any other provision of this Debenture, or any release, settlement, discharge or arrangement given or made by the Agent or any Lender, the Agent for the ratable benefit of the Lenders, may retain the security created by this Debenture (and all documents evidencing title to the charged property or any part of it deposited with it) following the payment and discharge in full of the Debt for a period of two years and one month after such discharge.

	(b)	If at any time during the said period, any step taken for the Administration or winding-up (whether voluntary or compulsory) of the Company or any analogous proceedings shall be commenced, the Agent for the mutual benefit of the Lenders, may continue to retain this security and the documents mentioned above for such further period as the Agent may reasonably determine.

	(c)	The security created by this Debenture and documents relating to it shall be deemed to have continued to have been held as security for the Debt.

Notices Governing Law and Jurisdiction

35.	Without affecting any other lawful method of service, any demand or notice to be made or given by the Agent or any Lender to the Company (including without limitation, a demand for payment of all or any of the Debt) may be made or given by any manager or officer of the Agent or such Lender or of any branch of it:-

	(a)	By letter addressed to the Company and delivered to any officer of the Company at any place or sent by first-class post to, or left at the registered office of, the Company or any place of business or activity of the Company last known to the Agent. If sent by post it shall be regarded as having been made or given at noon on the second day following the day the letter was posted.

	(b)	By fax or other electronic means to the fax number or electronic mail address of the Company last known to the Agent. It shall by regarded as having been made or given at the time of transmission.

36.	(a)	The Debenture shall be governed by and interpreted in accordance with the law of England and Wales

	(b)	The Agent, the Lenders, and the Company submit to the non-exclusive jurisdiction of the courts of England and Wales solely for purposes of enforcing or interpreting this Agreement.

Disclosure of Information and Transfer of Rights

37.	The Company consents to the disclosure by the Agent or any Lender of any information about the Company, this Debenture, the charged property and the Debt:-

	(a)	to any person to whom the Agent or such Lender has assigned or transferred, or proposes or may propose to assign or transfer, all or any of its rights and benefits under this Debenture or the Debt; or

	(b)	to any person with whom the Agent or such Lender has entered, or proposes, or may propose to enter, into any contractual arrangements in connection with this Debenture or the Debt; or

	(c)	to any company within the Fleet Financial Group (and any successor) or the HSBC Group being HSBC Holdings plc and its associated and subsidiary companies from time to time, or any of its or their agents; or

	(d)	to any other person if required or permitted by law to do so.

38.	The Agent or any Lender to the extent permitted under the Loan Agreement may at any time and in any way transfer some or all of its rights, benefits and obligations under this Debenture.

The Agent’s written consent and reasonable requirement

39.	(a)	Where the words “without the Agent’s and/or the Lender’s, as provided in the Loan Agreement, written consent” appear in any Clause, the Agent and each Lender will not unreasonably withhold consent. The Company agrees that it is reasonable for the Agent or any Lender to refuse to consent to something if in the Agent or such Lender’s reasonable opinion, it adversely affects or might affect:

		(i)	the Agent or such Lender’s security under this Debenture and its ability to enforce it;

		(ii)	the value of that which is secured to the Agent and the Lenders and its ability to sell the same;

		(iii)	the Agent and such Lender’s ability to recover the Debt; or

		(iv)	the assessment of the value of this Debenture as an asset of the Agent and the Lenders.

	(b)	Where the words “the Agent’s and/or the Lender’s, as provided in the Loan Agreement reasonably requires” appear in any clause, the Company agrees that is reasonable for the Agent or any Lender to require something if, in the Agent’s or such Lender’s reasonable opinion, it will or might assist in:

		(i)	the preservation of the Agent or such Lender’s security under this Debenture or the value of that which is secured by it; or

		(ii)	the Agent or such Lender’s ability to recover the Debt.

Severance and Modification - Unenforceability

40.	(a)	If any of the Clauses (or part of a Clause) and/or any of the paragraphs (or part of a paragraph) becomes invalid or unenforceable in any way under any law, the validity of the remaining Clauses (or part of a Clause) or paragraph (or part of a paragraph) will not in any way be affected or impaired.

	(b)	If any invalid or unenforceable Clause or paragraph mentioned above (or part of either) would not be invalid or unenforceable if its form or effect were modified in any way, it shall be deemed to have the modified form or effect so long as the Agent consents.

Interpretation:-

41.	(a)	The expressions:-

		(i)	“the Company” shall include any person from time to time deriving title under the Company.

		(ii)	“the Agent or “the Lenders” shall include their respective successors and transferees and in both cases to the extent of their respective rights and benefits (including, without limitation, any person in whom under the laws of such person’s place of incorporation all or substantially all of the assets and liabilities of the Agent or such Lender become vested).

		(iii)	“environmental laws” includes all applicable laws, regulations and directives (and all notices, circulars, orders, judgements and decisions of any court or other competent authority in any jurisdiction) concerning the pollution or protection of the environment or the health of humans, animals or plants. This includes, public and workers’ health and safety, the generation, use, treatment, storage, transportation or disposal, or discharge or release into the environment, of any chemicals or other pollutants or contaminants or industrial, radioactive, dangerous, toxic or hazardous substances or wastes (in whatever form and including noise and genetically modified organisms).

(iv) “environmental permits” means all permits, licenses, consents, approvals, certificates and other authorisations (including all conditions applicable to them) required under any environmental laws.

(v) “holding company” “subsidiary” and “subsidiary undertaking” shall have the meanings respectively set out in the Companies Act 1985.

	(b)	Any reference to a person shall include any person, company, corporation, body corporate, government, state (or agency of a state) and any association or partnership (whether or not having legal personality) of any of these.

	(c)	Any reference to any statute or any section of any statute shall be regarded as including reference to any statutory modification or re-enactment of it for the time being in force.

	(d)	References to the singular shall include the plural and vice versa; the use of the male pronoun shall include the female and neuter; the use of the neuter pronoun shall include both the male and the female.

	(e)	The headings are used for guidance only.

Company’s compliance with Memorandum and Articles of Association

42.	The Company confirms that this Debenture does not contravene any of the provisions of its Memorandum and Articles of Association.

IN WITNESS this Deed has been executed and is intended to be and is delivered on the date first mentioned above.

The First Schedule referred to above

Part 1

(Freehold and/or leasehold land)

Registered Title

All the property(ies) comprised in the following title(s) at H.M. Land Registry:	Short description of the property

Title Number

Unregistered Title

All the property(ies) now vested in the Company and comprised in the Deed(s) referred to below Short description of the property	Date	Deed/Document	Parties

Part 2

(Prior mortgages or other matters relating to the property described above) Short description of the property	Legal Mortgage/Charge dated	Parties

The Second Schedule referred to above

(Chattels and/or other property) Description                    Serial/registration number(s)                     Location

The Common Seal of the Mortgagor was hereto affixed in the presence of:

VITREX LIMITED		Company Seal

Director	/s/ Lewis Gould
Name in full	LEWIS GOULD	(For use by a
	(Block letters)	Mortgagor with a Common Seal)

Director/Secretary	/s/ Marc Applebaum
Name in full	MARC APPLEBAUM
(Block letters)

Signed as a Deed by the Mortgagor acting by

Signature		Director

Name in full			(For use by a Mortgagor
	(Block letters)		without a Common Seal)

Signature		Director /Secretary

Name in full
(Block letters)

For and on behalf of Fleet Capital Corporation, as Agent

/s/ Deirdre Sikora
Deirdre Sikora, Vice President

NOTE: Receipt not to be used for registered charges.

For Bank Use Only

This Release made the                              day of

BETWEEN (1) Fleet Capital Corporation, as Agent (“the Agent”)

and (2)

(“the Company”)

Witnesses that the Agent hereby releases to the Company all the property now comprised in or charged by the within written Debenture from all monies secured by and from all claims and demands under the within written Debenture.

In Witness whereof this document which is intended to take effect as a deed has been duly executed the day and year first before written.

SIGNED AND DELIVERED

By

(Signature)

as the attorney and on behalf of Fleet Capital Corporation, as Agent in the presence of

Full name of witness

Signature of witness

Address

Occupation

BOARD RESOLUTION

Provision of Security

Bank Reference: DUMMY

Minutes of a Meeting of the Directors of XXXXXXXXXXX (“the Company”)

held at __________________________________________

This section and paragraph 4, onwards is to be completed by the company giving the Resolution.                                          on the      day of              20      at              am/pm

Reference was made to facilities made, or to be made, available by Fleet Capital Corporation, as Agent (“the Agent”) to the Companies.

There	was produced to the Meeting the following document(s):

a)	Debenture to be given by the Company in favour of the Agent for the ratable benefit of the Lenders to secure all the present and future indebtedness and liabilities to the Agent and the Lenders howsoever arising of the Company subject to any limitation which appears in the Debenture itself.

Those Directors present at the Meeting who had interests in the matter(s) under consideration declared those interests and it was noted that a quorum was available.

Accordingly, after considering the financial position of the Company and its future requirements, IT WAS RESOLVED:-

a)	THAT it was, in the opinion of the Directors of the Company, for the benefit of the Company and for the purposes of or ancillary to its business that it should give the security and sign or execute and deliver to the Agent, for the ratable benefit of the Lenders, the document(s) referred to in paragraph 2. above; and

b)	THAT any two directors or one director and the Company Secretary *

____________________________________________________________________________________________________________________________________

*	(if the Company wishes to make any other arrangements within what is authorized by its Articles of Association, insert suitable details here)

be and that they are hereby authorized on behalf of the Company to sign or execute as a Deed(s) the said document(s); or

that the Company’s seal be affixed thereto as appropriate and that (in either case) the same be delivered to the Agent, for the mutual benefit of the Lender, with such amendments as the signatories may agree with the Agent.

The	foregoing is certified to be a true extract/copy of the Minutes of the Board Resolution dated above.

Signed on                      20      (date)

For and on behalf of XXXXXXXXXXX

by Chairman                                          and Secretary

THIS IS AN IMPORTANT RESOLUTION.

IF IN DOUBT ABOUT ITS LEGAL OR FINANCIAL IMPLICATIONS, THE BOARD OF DIRECTORS SHOULD SEEK INDEPENDENT LEGAL ADVICE BEFORE CONSIDERING THE RESOLUTION

COMPANIES FORM No. 395

Particulars of a mortgage or charge

A fee of £10 is payable to Companies House in respect of

each register entry for a mortgage or charge.

Pursuant to section 395 of the Companies Act 1985

M

CHFP078

Please do not write in this margin

Please complete legibly, preferably	To the Registrar of Companies (Address overleaf - Note 6)	For official use	Company number
in block type, or bold block lettering * insert full name of company	Name of company

Date of creation of the charge

Description of the instrument (if any) creating or evidencing the charge (note 2)

Amount secured by the mortgage or charge

Names and addresses of the mortgagees or persons entitled to the charge

	Presentor’s name address and reference (if any):	Fleet Capital Corporation, as Agent 200 Glastonbury Boulevard Glastonbury, Connecticut 06033 USA

Short particulars of all the property mortgaged or charged

Legal Mortgage on all freehold and leasehold land now vested in the Company together with all building fixtures, fittings and fixed plant and machinery now or at any time afterwards on it. This includes (without limitation) the land described or referred to in Part 1 of the First Schedule to the Debenture subject only to the other mortgages or matters (if any) mentioned in Part 2 of the First Schedule to the Debenture; and

First Fixed Charge on the chattels (including all additions and improvements to, and replacement of, them from time to time), securities, intellectual property and/or other property mentioned in the Second Schedule of the Debenture; and

First Fixed Charge on

(i)	All the present and future right, title and interest of the Company in or to any freehold or leasehold land or other immovable property wherever situated and all fixtures, fittings and fixed plant and machinery now or at any afterwards on it.

(ii)	All chattels now or at any time afterwards belonging to the Company. This excludes any of them for the time being forming part of the stock in trade or work-in-progress of the Company or which are, for the time being, otherwise effectively charged by way of legal mortgage or fixed charge by this Debenture.

(iii)	The benefit of all rights, licences, guarantees, rent deposits, contacts, deeds, undertakings and warranties relating to any land or other property mentioned above and/or to any trade or business from time to time carried on by the Company.

(iv)	All book debts and other debts and monetary claims and any rents, licences fees or other payments due from any lessee, licensee or occupier of any immoveable property (wherever situated) now or at any time afterwards due owing to or incurred to the Company. In addition, the full benefit of all guarantees and securties for them and all liens, reservations of title and other rights enabling the Company to enforce any such debts or claims (collectively called the “debts”). This excludes such debts and claims (if any) as the Bank may from time to time have agreed in writing with the Company shall not be subject to this fixed charge and also such debts and claims as are charged in accordance with paragragh (v) below.

(v)	Any credit balance on any account of the Company with the Agent or any Lender.

(vi)	Any credit balance on any account of the Company with any bank (other than the Agent or any Lender) or other person.

(vii)	All goodwill and uncalled capital for the time being of the Company.

(viii)	All stocks, shares, debentures, bonds, loan capital and other securities including of any description of any other person (including, without limitation, any subsidiary or subsidiary undertaking of the Company). In addition, all rights to subscribe to or convert other securities into or otherwise acquire any such securities now or at any time afterwards belonging to the Company, and all dividends, interest and other income and all other rights of whatsoever kind deriving from or incidental to, any of these (together with any securities mentioned in the Second Schedule below, collectively called the “securities”).

(ix)	All letters patent, trademarks, service marks, designs, utility models, copyrights, design rights, applications for registration of any of them and the right to apply for them in any part of the world. In addition, moral rights, inventions, confidential information, know-how and rights of a similar nature arising or subsisting anywhere in the world in relation to all or any of the above (whether registered or unregistered) now or any time afterwards belonging to the Company (together with any of the same mentioned in the Second Schedule below, collectively called the “intellectual property” ).

(x)	All policies of life insurance or assurance and all rights and claims to which the Company is now, or may at any time afterwards, become entitled in relation to the proceeds of them or of any other policies of insurance of any description (including, without limitation, the insurances mentioned to in Clause 8 (a) below).

(xi)	All rights and other property to which the Company is now, or may at any time afterwards, become entitled as a result of, or in connection with, any proceedings threatened or commenced under the Insolvency Act 1986 or any similar legislation in any jurisdiction.

(xii)	The benefit of all agreements for the provision by the Company to any person or any loan or credit or other financial accommodation of any description (including, without limitation, any finance leases and hire or hire-purchase agreements) now, or at any time afterwards, entered into by the Company.

(xiii)	The proceeds of sale of any property mentioned above.

Floating Charge on all the undertaking of the Company and all its property whatsoever and wheresoever both present and future. This will not include any part of the same which is, for the time being, effectively charged by way of legal mortgage or fixed charge by this Debenture and recognised as effectively so charged under the laws of the jurisdiction in which the same is situated.

a)	create or purport to create or permit to subsist over all or any of the charged property any mortgage charge lien pledge or other security other than this Debenture;

b)	release exchange compound set off grant time or indulgence in respect of or in any other manner deal with all or any of the debts;

c)	part with hire lend sell assign or dispose of all or (except by a sale or disposal in the ordinary course of the Company’s business and for the purpose of carrying on the same) any part of the charged property for the time being charged only by way of floating charge hereunder.

Particulars as to commission allowance or discount (note 3) Signed Date 20 On behalf of [company] [mortgagee/chargee]+

A fee of £10 is payable to Companies House in respect of each register entry for a mortgage or charge.

(See Note 5)

+	delete as appropriate

Notes

1	The original instrument (if any) creating or evidencing the mortgage, together with these prescribed particulars correctly completed must be delivered to the Registrar of Companies within 21 days after the date of creation of the charge (section 395). If the property is situated and the charge was created outside the United Kingdom delivery to the Registrar must be effected within 21 days after the date on which the instrument could in due course of post, and if dispatched with due diligence, have been received in the United Kingdom (section 398). A copy of the instrument creating the charge will be accepted where the property charged is situated and the charge was created outside the United Kingdom (section 398) and in such cases the copy must be verified to be a correct copy either by the company or by the person who has delivered or sent the copy to the registrar. The verification must be signed by or on behalf of the person giving the verification and where this is given by a body corporate it must be signed by an officer of that body. A verified copy will also be accepted where section 398(4) applies (property situate in Scotland or Northern Ireland) and Form No. 398 is submitted.

2	A description of the instrument, eg “Trust Deed”, “Debenture”, “Mortgage” or “Legal Charge”, etc, as the case may be, should be given.

3	In this section there should be inserted the amount or rate per cent, of the commission, allowance or discount (if any) paid or made either directly or indirectly by the company to any person in consideration of his;

(a) subscribing or agreeing to subscribe, whether absolutely or conditionally, or

(b) procuring or agreeing to procure subscriptions, whether absolute or conditional, for any of the debentures included in this return. The rate of interest payable under the terms of the debentures should not be entered.

4	If any of the spaces in this form provide insufficient space the particulars must be entered on the prescribed continuation sheet.

5	Cheques and Postal Orders are to be made payable to Companies House.

6	The address of the registrar of Companies is:-

Page 2          Companies House, Crown Way, Cardiff CF14 3UZ